CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB/A of China Yingxia International, Inc. for the quarter ended June 30, 2006, I, Yingxia Jiao, Chief Executive Officer and Chief Financial Officer of China Yingxia International, Inc. Inc. hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:


1. Such Quarterly Report on Form 10-QSB/A for the period ended June 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and



2. The information contained in such Quarterly Report on Form 10-QSB/A for the period ended June 30, 2006, fairly presents, in all material respects, the financial condition and results of operations of China Yingxia International, Inc.



Dated: December 12, 2006


                                    CHINA YINGXIA INTERNATIONAL, INC.

                                    By: /s/ Yingxia Jiao
                                    ------------------------
                                    Yingxia Jiao
                                    Chief Executive Officer,
                                    Chief Financial Officer